Unaudited Condensed Financial Information of The Parent Company (Details) - Schedule of condensed statements of cash flow - Parent Company [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash flows from operating activities
Net income	$ 7,787	$ 6,898	$ 6,091
Adjustments to reconcile net income to net cash used in operating activities:
Equity income of subsidiaries and VIEs	(8,259)	(6,898)	(6,091)
Net cash used in operating activities	(472)
Cash flows from investing activities
Cash flows from financing activities
Due to related party	600
Deferred issuance costs	(81)
Net cash provided by operating activities	519
Net increase in cash and restricted cash	47
Cash and restricted cash, beginning of year
Cash and restricted cash, end of year	$ 47